                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  July 25, 1997



                          PREMIERE TECHNOLOGIES, INC.
                           (Exact name of registrant
                         as specified in its charter)


          Georgia                33-80547               59-3074176
--------------------------------------------------------------------------------
          (State or other        (Commission            (I.R.S. Employer
          jurisdiction of        File Number)           Identification No.)
          incorporation)


          3399 Peachtree Road, N.E.
          The Lenox Building
          Suite 400, Atlanta, Georgia                   30326
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          (Address of principal executive officers)     (Zip Code)



      Registrant's telephone number, including area code:  (404) 262-8400

                                      N/A
         ----------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (C)       EXHIBITS.

   Exhibit
     No.       Description
   -------     -----------

     4.1 Indenture, dated as of June 15, 1997, between Premiere Technologies, Inc. and IBJ Schroder Bank & Trust Company, as Trustee.

     4.2       Form of Global Convertible Subordinated Note due 2004.

     4.3 Registration Rights Agreement, dated as of June 15, 1997, by and among Premiere Technologies, Inc. and Robertson, Stephens & Company LLC, Alex. Brown & Sons Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation.

    10.1 Purchase Agreement, dated June 25, 1997, by and among Premiere Technologies, Inc., Robertson, Stephens & Company LLC, Alex. Brown & Sons Incorporated and Donaldson, Lufkin and Jenrette Securities Corporation.


ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On June 26, 1997, Premiere Technologies, Inc. (the "Company") issued a press release announcing that it would sell $150 million in 5 3/4 percent convertible notes due July 1, 2004 in a Rule 144A offering. The transaction closed on June 30, 1997, and on July 1, 1997, the Company filed a Current Report on Form 8-K in connection therewith. On July 25, 1997, the initial purchasers exercised an option to purchase an additional $22.5 million of notes to cover over-allotments. The closing of this transaction took place on July 30, 1997.

     (a) On June 25, 1997, the Company sold $150,000,000 of 5-3/4% convertible subordinated notes due 2004 (the "Notes"). On July 25, 1997, the Company sold an additional $22,500,000 of 5-3/4% convertible subordinated notes due 2004 (the "Option Notes") pursuant to the exercise of an over-allotment option.

     (b) The initial purchasers of the Notes and the Option Notes were Robertson, Stephens & Company LLC, Alex. Brown & Sons Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation (the "Initial Purchasers").

     (c) The total offering price of the Notes was $150,000,000 with a discount to the Initial Purchasers of 3.0%, and the total offering price of the Option Notes was $22,500,000 with a discount to the Initial Purchasers of 3.0%.

     (d) The Company relied upon the exemption set forth in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), for the sale of the Notes and the Option Notes to the Initial Purchasers. The Initial Purchasers intend to resell the Notes and the Option Notes in the United States to qualified institutional buyers under Rule 144A under the Securities Act and to a limited number of other institutional "accredited investors" as defined in Rule 501 of the Securities Act and outside the United States to non-U.S. persons in reliance upon Regulation S under the Securities Act.

     (e) The Notes and the Option Notes, unless previously redeemed or repurchased, are convertible at the option of the holder at any time through the close of business on the final maturity date into shares of Common Stock at a conversion price of $33.00 per share, subject to adjustment in certain events.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          PREMIERE TECHNOLOGIES, INC.



                         By:  /s/ Patrick G. Jones
                              --------------------
                              Patrick G.  Jones
                              Senior Vice President of Finance and Legal

Dated: August 5, 1997

                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

     4.1 Indenture, dated as of June 15, 1997, between Premiere Technologies, Inc. and IBJ Schroder Bank & Trust Company, as Trustee.

     4.2       Form of Global Convertible Subordinated Note due 2004.

     4.3 Registration Rights Agreement, dated as of June 15, 1997, by and among Premiere Technologies, Inc. and Robertson, Stephens & Company LLC, Alex. Brown & Sons Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation.

    10.1 Purchase Agreement, dated June 25, 1997, by and among Premiere Technologies, Inc., Robertson, Stephens & Company LLC, Alex. Brown & Sons Incorporated and Donaldson, Lufkin and Jenrette Securities Corporation.